                                                                    Exhibit 32.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     To the knowledge of each of the  undersigned,  this Report on Form 10-Q for the quarter ended  September 30, 2007 fully  complies with the  requirements  of
Section 13(a) or 15(d) of the Securities  Exchange Act of 1934, as amended,  and the  information  contained  in this Report  fairly  presents,  in all  material respects,  the financial  condition and results of operations of Blonder  Tongue
Laboratories, Inc. for the applicable reporting period.

Date:  November 13, 2007   By:     /s/  James A. Luksch
                                   James A. Luksch, Chief Executive Officer

                          By:      /s/  Eric Skolnik
                                   Eric Skolnik, Chief Financial Officer